DIREXION SHARES ETF TRUST

Direxion Daily European Financials Bear 2X Shares (EUFS)

Supplement dated August 9, 2016 to the

Prospectus and Statement of Additional Information (“SAI”)

dated July 19, 2016

Effective immediately, the trading symbol for the Direxion Daily European Financials Bear 2X Shares shall be removed.

For more information, please contact the Funds at (866) 476-7523.

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Please retain a copy of this Supplement with your Prospectus and SAI.